UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2008

SIELOX, INC.

 (Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-29423	04-3351937
(Commission File Number)	(I.R.S. Employer Identification No.)

170 East Ninth Avenue
Runnemede, New Jersey 08078
(Address of Principal Executive Offices)

(856) 861-4579

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Certain Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2008, Steven Berns and Edward Rollins, directors of Sielox, Inc. (the “Company”), each decided not to stand for re-election at the annual meeting for reasons other than a disagreement with the Company relating to its operations, policies or practices. Mr. Berns and Mr. Rollins shall remain in office through the date of the annual meeting or until their respective successors are duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2008

SIELOX, INC.

By:

/s/ MELVYN BRUNT

Name:  Melvyn Brunt

Title:  Chief Financial Officer